EXHIBIT 10.234

                          FOURTH AMENDMENT TO AGREEMENT


This Fourth Amendment to Agreement, effective September 9, 1999 is by and between AMERICAN HOME PRODUCTS CORPORATION ("AHP"), a Delaware corporation, as represented by its Wyeth-Ayerst Research Division, having its principal place of business at 555 East Lancaster Avenue, St. Davids, Pennsylvania and LIGAND PHARMACEUTICALS INCORPORATED ("Ligand"), a Delaware Corporation having its principal place of business at 10275 Science Center Drive, San Diego, California.

WHEREAS, AHP and Ligand have previously entered into a Research, Development and License Agreement effective September 2, 1994 (the "Agreement") under which AHP sponsored research at Ligand with the goal of discovering and/or designing small molecule compounds which act through the *** and to develop pharmaceutical products from such compounds;

WHEREAS, AHP and Ligand have previously amended the Agreement by a first amendment (the "First Amendment") effective January 16, 1996 in order to give effect to mutually agreed upon modifications to the definition of Existing Compounds and to the nature, terms and conditions of Article 7 of the Agreement;

WHEREAS, AHP and Ligand have previously amended the Agreement by a second amendment (the "Second Amendment") effective May 24, 1996, in order to give effect to mutually agreed integration of AHP Compounds into the Research Program and to add a third milestone category denominated AHP Compounds to Section 9.1 of the Agreement;

WHEREAS, AHP and Ligand have previously amended the Agreement by a third amendment (the "Third Amendment") effective September 2, 1997 to INTER ALIA, extend the Research Program Term to September 2, 1998;

WHEREAS, AHP and Ligand wish to make a fourth amendment to the Agreement to clarify the milestone payments payable under Section 9.1 of the Agreement;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, it is agreed by AHP and Ligand as follows:

1. Terms not otherwise defined herein shall have the meanings given them in the Agreement.

2. Present Article I of the Agreement is hereby modified by the inclusion of new definitions for "Discovery Board Recommendation" and "Development Track Approval":

     1.28 "Discovery Board Recommendation" shall mean a recommendation by the Wyeth-Ayerst Research division of AHP Discovery Board, or any successor body, for advancement of a late stage discovery candidate Research Compound to pre-development stage.



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     1.29 "Development Track Approval" shall mean an approval by the
          Wyeth-Ayerst Research division of AHP Development Operations Committee, or any successor body, for advancement of a pre-development Research Compound to development track.

3. Present Section 9.1 is modified by the deletion of the Development Candidate Selection milestone and inclusion of Discovery Board Recommendation and Development Track Approval milestones with the following payment schedule (total milestone payments remain unchanged):

MILESTONE       EXISTING COMPOUND     OTHER COMPOUNDS      AHP COMPOUNDS
 ***                   ***                  ***                 ***
 ***                   ***                  ***                 ***

4. Except as expressly amended or supplemented by this Fourth Amendment to the Agreement, all of the terms and conditions of the Agreement, the First Amendment, the Second Amendment, and the Third Amendment shall remain in full force and effect in accordance with their terms. No agreement or understanding bearing on this Fourth Amendment to the Agreement shall be binding on either party hereto unless it shall be in writing and signed by the duly authorized officer or representative of each of AHP and Ligand and shall expressly refer to this Fourth Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.

AMERICAN HOME PRODUCTS CORPORATION


By:               /S/ ILLEGIBLE
   -----------------------------------------------------------
         (Signature)

Title:   VICE PRESIDENT & ASSOCIATE GENERAL COUNSEL



LIGAND PHARMACEUTICALS INCORPORATED


By:               /S/ DAVID E. ROBINSON
   -----------------------------------------------------------
         (Signature)

Title:   CHAIRMAN, PRESIDENT & CEO
      -----------------------------------------------



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Confidential Treatment and filed separately with the Commission.

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